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                                                                   Exhibit 10.31

                    FIRST AMENDMENT TO E-COMMERCE AGREEMENT
                    ---------------------------------------


     This FIRST AMENDMENT TO E-COMMERCE AGREEMENT made the 17th day of June, 1999 by and between GLOBAL SPORTS INTERACTIVE, INC., a Pennsylvania corporation ("GSI") and MICHIGAN SPORTING GOODS DISTRIBUTORS, INC., a Michigan corporation ("Retailer").


                             W I T N E S S E T H:

     WHEREAS, on February 1, 1999, GSI and Retailer entered into an E-Commerce Agreement ("Agreement") pursuant to which GSI agreed to act as the outsourcing company providing the Retailer's on-line customers the complete e-commerce shopping experience; and

     WHEREAS, GSI and Retailer desire to amend the Agreement, all as hereinafter set forth.

     NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

1.   The Agreement is amended to add the following paragraph 32:

           Upon execution of this First Amendment by Retailer, and acceptance thereof by GSI, prior to the announcement of GSI's e-commerce initiative, GSI will deliver to Retailer a Warrant to Purchase Shares of Global Sports, Inc., the parent corporation of GSI, in accordance with the terms set forth in the Warrant Term Sheet attached hereto as Exhibit "B".

2. Retailer acknowledges that it is aware that GSI is negotiating with The Sports Authority, Inc. ("TSA") pursuant to which GSI and TSA will form a separate joint venture to operate TSA's on-line business. Retailer acknowledges that the joint venture between GSI and TSA is not the type of agreement which would entitle Retailer to invoke the "favored nations" clause contained in the first sentence of Section 3.8 of the Agreement, and Retailer consents to GSI entering into such joint venture with TSA.




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3.   In all other respects, the Agreement shall remain in full force and affect and unamended.


                                       GLOBAL SPORTS INTERACTIVE, INC.,
                                       a Pennsylvania corporation


                                       By:  /s/ Michael G. Rubin
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ATTEST

                                       MICHIGAN SPORTING GOODS
                                       INC., a Michigan corporation
DISTRIBUTORS,

/s/ Shelley P. Lewis                   By:  /s/ Bruce A. Ullery
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ATTEST